UNITED STATES

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SCHEDULE 14A

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SECURITIES EXCHANGE ACT OF 1934

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IBIO, INC.

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iBio Urges Shareholders to Vote “FOR” All Proposals Ahead of its Upcoming Annual Meeting to be Held on December 9

Bryan, Texas / October 26, 2021 / (GLOBE NEWSWIRE) / iBio, Inc. (NYSEA:IBIO) (“iBio” or the “Company”), a developer of next-generation biopharmaceuticals and pioneer of the sustainable, plant-based FastPharming Manufacturing System®, today urged its stockholders to vote “FOR” all proposals put forth in the proxy statement prior to the Company’s December 9, 2021 Annual Meeting of Stockholders.

Stockholders are advised that, because two of the voting proposals involve a proposed amendment to the Company’s Articles of Incorporation, the holders of a majority of outstanding common shares must approve such proposals.

Stockholders holding common stock at the close of business on Friday, October 15, 2021, are entitled to vote at the meeting, even if they have subsequently sold their shares.

YOUR VOTE IS IMPORTANT –

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN

“Ahead of our 2021 Annual Meeting, we are encouraging our shareholders to actively participate in the proxy voting process. Their input is vital for the continued strategic growth and development of the Company,” said Tom Isett, Chairman & CEO of iBio. “Of course, our Board of Directors is elected to represent our shareholders, and the Board’s voting recommendations reflect its continued confidence in the long-term growth and financial performance of our Company. While we encourage shareholders to support the Board’s recommendations, we want to hear everyone’s voice. Thus, we urge everyone eligible to participate in the process and vote.”

“Since the filing of our preliminary proxy materials, we have been pleased to see a high level of shareholder engagement. To help facilitate continued dialogue, we have created a new Q&A page in the Investors section of our website based upon inquiries to date. We plan to update that page, if needed, leading up to the meeting,” concluded Mr. Isett.

To vote their shares, stockholders should locate the control number on their proxy card or voting instruction form and follow the voting instructions. If they do not have a proxy card or voting instruction form, they can call Okapi Partners at 1-844-203-3605 (U.S. and Canada) or +1-212-297-0720 (from other locations) from 9:00 a.m. ET to 8:00 p.m. ET Mondays – Fridays for assistance.

Important Information

This communication may be deemed to be solicitation material in connection with the proposals to be considered at iBio’s 2021 Annual Meeting of Stockholders. In connection with the proposals, the Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2021. Shareholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC because they contain important information about the proposals. An electronic copy of the definitive proxy statement is available on the Company’s website at www.ibioinc.com under "SEC Filings" in the Investors section, and on the Company’s EDGAR profile at www.sec.gov.

About iBio, Inc.

iBio is a developer of next-generation biopharmaceuticals and a pioneer in sustainable, plant-based biologics manufacturing. Its FastPharming System® combines vertical farming, automated hydroponics, and novel glycosylation technologies to rapidly deliver high-quality monoclonal antibodies, antigens, and other proteins. iBio is developing proprietary biopharmaceuticals for the treatment of cancers, as well as fibrotic and infectious diseases. The Company’s subsidiary, iBio CDMO LLC, provides FastPharming Contract Development and Manufacturing Services along with Glycaneering Development Services™ for advanced recombinant protein design. For more information, visit www.ibioinc.com.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the anticipated effects of stockholder approval of matters to be voted on at iBio’s 2021 annual meeting of stockholders (the "Annual Meeting"). While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to successfully hold its 2021 Annual Meeting, its ability to implement its development plans, its ability to obtain regulatory approvals for commercialization of its product candidates, including its COVID-19 vaccines, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products; its ability to maintain its license agreements; the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities and whether the Company will incur unforeseen expenses or liabilities or other market factors, successful compliance with governmental regulations applicable to its manufacturing facilities, competition, its ability to retain its key employees or maintain its NYSE American listing, its ability to increase its authorized shares, and the other factors discussed in the Company’s filings with the SEC including the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Contact:

Stephen Kilmer
iBio, Inc.
Investor Relations
(646) 274-3580

skilmer@ibioinc.com